UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 27, 2024

Battalion Oil Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-35467	20-0700684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

820 Gessner Road Suite 1100 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 538-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

◻    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⌧    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

◻    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

◻    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock par value $0.0001	BATL	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ◻

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ◻

Item 1.01	Entry into a Material Definitive Agreement

Third Amendment to Credit Agreement

On March 28, 2024 (the “Amendment Effective Date”), Battalion Oil Corporation, a Delaware corporation (the “Company” or “we”), and its wholly owned subsidiary, Halcón Holdings, LLC (the “Borrower”) entered into a Third Amendment (the “Third Amendment”) to its Amended and Restated Senior Secured Credit Agreement dated as of November 24, 2021(as the same has been amended, restated, amended and restated, supplemented and modified from time to time prior to the date hereof, the “Credit Agreement”), by and among, inter alios, the Company, the Borrower, Macquarie Bank Limited, as administrative agent and certain other financial institutions party thereto, as lenders.

The Third Amendment amended the Credit Agreement to, among other things, (a) amend the approved plan of development (the “APOD”) for certain properties, (b) remove the PDP Production Test and APOD Economic Test (each as defined in the Credit Agreement), (c) require the Borrower to receive cash proceeds from equity issuances and/or cash contributions in an aggregate amount of not less than $38 million during the period from the Amendment Effective Date through March 31, 2024 (the “Specified Additional Equity Capital”), which such Specified Additional Equity Capital shall be excluded from the calculation of the Consolidated Cash Balance (as defined in the Credit Agreement), and (d) make amendments to certain other affirmative covenants in connection with the foregoing.

The Company did not incur additional debt or receive any proceeds in connection with the Third Amendment.

The foregoing description of the Third Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment. A copy of the Amendment is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Series A-3 Preferred Stock Transaction

On March 27, 2024, the Company entered into a Purchase Agreement (the “Series A-3 Purchase Agreement”) with each of the purchasers set forth on Schedule A thereto (the “Series A-3 Purchasers”), pursuant to which the Company agreed to sell to the Buyers, in a private placement, an aggregate of 20,000 shares of Series A-3 Redeemable Convertible Preferred Stock, par value $0.0001 per share (the “Series A-3 Preferred Stock” and the purchase and sale of such shares of Series A-3 Preferred Stock , the “Series A-3 Preferred Stock Transaction”).  A description of the material terms of the Series A-3 Preferred Stock Transaction is set forth below and is qualified in its entirety by reference to the documents attached hereto as Exhibit 3.1, Exhibit 10.2 and Exhibit 10.3, which are incorporated herein by reference.

The Series A-3 Purchasers included certain funds managed by Luminus Management, LLC, Oaktree Capital Management, LP, and LSP Investment Advisors, LLC, our largest three (3) existing shareholders whose appointed representatives make up fifty percent (50%) of our board of directors. The Series A-3 Preferred Stock Transaction was approved by our board of directors upon recommendation by a special committee of disinterested directors that was established to evaluate the proposed terms of the Series A-3 Preferred Stock Transaction. The aggregate purchase price paid by the Series A-3 Purchasers for the shares of Series A-3 Preferred Stock was approximately $19,500,000, with related expenses and fees to be paid out of the proceeds. The Company intends to use the proceeds for general corporate and working capital purposes including scheduled debt principal and interest payments.

Series A-3 Preferred Stock Purchase Agreement

The Series A-3 Purchase Agreement entered into by the Company and the Series A-3 Purchasers contains representations, warranties, and covenants of the Company and each of the Series A-3 Purchasers, as well as indemnification rights and other obligations of the parties. The closing of the transaction, including the issuance of the shares of Series A-3 Preferred Stock, occurred on March 27, 2024 (the “Issuance Date”), and was conditioned on customary closing conditions, including the accuracy of the representations and warranties in the Series A-3 Purchase Agreement, the compliance by the parties with the covenants in the Series A-3 Purchase Agreement, and no material adverse effect occurred with respect to the Company.

Description of Series A-3 Preferred Stock

The powers, preferences, rights, qualifications, limitations and restrictions applicable to the Series A-3 Preferred Stock issued in the transaction are set forth in the Series A-3 Certificate of Designations of the Company (the “Series A-3 CoD”), which form is attached as Exhibit 3.1 to this Current Report on Form 8-K. The Series A-3 CoD is filed with the Delaware Secretary of State.

The holders of shares of the Series A-3 Preferred Stock generally have no voting rights, except as required by the General Corporation Law of the State of Delaware (the “DGCL”), other applicable law, the Certificate of Incorporation (as amended from time to time in accordance with its terms and the DGCL, the “Certificate of Incorporation”), or as otherwise described in the Series A-3 CoD, and except that the consent of the holders of at least two-thirds of the outstanding Series A-3 Preferred Stock is required to: (a) authorize, create, or increase the authorized amount of, or issue any class or series of class or series that ranks senior to the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Company (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Senior Stock”), or reclassify or amend the provisions of any existing class of securities of the Company into shares of Senior Stock; (b) authorize, create or issue any stock or debt instrument or other obligation that is convertible or exchangeable into shares of its Senior Stock (or that is accompanied by options or warrants to purchase such Senior Stock); (c) amend, alter or repeal any provision of the Certificate of Incorporation or the Series A-3 CoD, in either case, in a manner that materially adversely affects the special rights, preferences, privileges or voting powers of the Series A-3 Preferred Stock; (d) declare or pay any dividends or other distributions in cash or property with respect to the Company’s common stock, par value $0.0001 per share, of the Company (the “Common Stock”) or other class or series of capital stock of the Company, the terms of which do not expressly provide that such class or series ranks senior to or on a parity with the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Company (collectively, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Junior Stock”); (e) redeem, repurchase or acquire shares of its Common Stock or other Junior Stock (other than with respect to customary repurchase rights or tax withholding arrangements with respect to equity awards or benefit plans); or (f) redeem, repurchase, recapitalize or acquire shares of its stock on a parity with any class or series of capital stock of the Company, the terms of which provide that such class or series ranks on a parity with the Series A-3 Preferred Stock with respect to dividend rights or rights upon a liquidation, winding-up or dissolution of the Company (such capital stock, including the Series A Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share; the Series A-1 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, and the Series A-2 Redeemable Convertible Preferred Stock of the Company, par value $0.0001 per share, together with any warrants, rights, calls or options exercisable for or convertible into such capital stock, the “Parity Stock”) other than (i) pro rata offers to purchase all, or a pro rata portion, of the Series A-3 Preferred Stock and such Parity Stock, (ii) as a result of a reclassification of Parity Stock for or into other Parity Stock or Junior Stock, (iii) the exchange or conversion of Parity Stock for or into other Parity Stock or Junior Stock, or (iv) the purchase of fractional interests in shares of Parity Stock pursuant to the conversion or exchange provisions of such Parity Stock or the security being converted or exchanged.

Holders of Series A-3 Preferred Stock are entitled to receive dividends at the rate per share of Series A-3 Preferred Stock equal to the Series A-3 Dividend Rate (the “Series A-3 Dividend”). The “Series A-3 Dividend Rate” means fourteen and one-half percent (14.50%) per annum on the then-applicable liquidation preference. If a Series A-3 Dividend is not declared and paid in cash on a Dividend Payment Date, then in full discharge of such Series A-3 Dividend for such Dividend Period, the Liquidation Preference of each outstanding share of Series A-3 Preferred Stock, regardless of its date of issue, automatically increases on such Dividend Payment Date by an amount equal to sixteen percent (16.00%) per annum multiplied by the Liquidation Preference in effect immediately after the immediately prior Dividend Payment Date (or the Issuance Date in respect of the first Dividend Period) (such automatic increase, the “Unpaid Dividend Accrual”), which, for the avoidance of doubt, will be pro-rated for the period of time elapsed during such Dividend Period. The period from the Issuance Date to and including March 31, 2024, and each period from but excluding a Dividend Payment Date to and including the following Dividend Payment Date is herein referred to as a “Dividend Period.” “Dividend Payment Date” means March 31, June 30, September 30 and December 31 of each year, commencing on March 31, 2024, and the “Liquidation Preference” equals one thousand dollars ($1,000) per share of Series A-3 Preferred Stock, which amount shall be adjusted as the result of any Unpaid Dividend Accrual (or payment thereof), and as otherwise set forth in the Series A-3 CoD.

Commencing on the date that is one hundred twenty (120) days after the Issuance Date, each Series A-3 Purchaser has the option from time to time to convert all or a portion of such Series A-2 Purchaser’s shares of Series A-3 Preferred Stock into Common Stock at the Conversion Ratio. The “Conversion Ratio” means, for each share of Series A-3 Preferred Stock, the quotient of (i) the Liquidation Preference as of the date of the conversion and (ii) the then applicable Conversion Price. The “Conversion Price” is initially $6.83, which may be adjusted from time to time as set forth in the Series A-3 CoD.

Fourth Amendment to Registration Rights Agreement

In connection with the Series A-3 Purchase Agreement, the Company also entered into the Fourth Amendment, dated March 27, 2024, by and between the Company and the parties identified thereto (the “Amendment No. 4”) to the Registration Rights Agreement, dated as of October 8, 2019, as amended (the “Registration Rights Agreement”). Under Amendment No. 4, the Company granted the parties certain registration rights with respect to Common Stock issuable upon conversion of the Series A-3 Preferred Stock.

The foregoing summaries of the material terms of the Series A-3 Purchase Agreement, the Series A-3 CoD, and the Registration Rights Agreement (as amended by Amendment No. 4) are not complete and are qualified in their entirety by reference to the full text thereof, copies of which are filed herewith as Exhibit 3.1, Exhibit 10.2 and Exhibit 10.3, respectively, and incorporated by reference herein.

Item 3.02	Unregistered Sale of Equity Securities.

The information regarding the Series A-3 Preferred Stock Transaction set forth in Item 1.01 and Item 5.03 of this Current Report on Form 8-K, is incorporated by reference into this Item 3.02.

The private placement of the Series A-3 Preferred Stock pursuant to the Series A-3 Purchase Agreement was undertaken in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2) thereof.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth under Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

A summary of the rights, preferences and privileges of the Series A-3 Preferred Stock and other material terms and conditions of the Certificate of Designations is set forth in Item 1.01 of this Current Report on Form 8-K and is incorporated by reference into this Item 5.03.

The foregoing description of the Certificate of Designations does not purport to be complete and is qualified in its entirety by reference to the complete text of the Certificate of Designations, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Important Information for Investors and Stockholders

This communication is being made in respect of the proposed transaction involving the Company and Parent. In connection with the proposed transaction, the Company intends to file the relevant materials with the SEC, including a proxy statement on Schedule 14A and a transaction statement on Schedule 13e-3 (the “Schedule 13e-3”). Promptly after filing its definitive proxy statement with the SEC, the Company will mail the definitive proxy statement and a proxy card to each stockholder of the Company entitled to vote at the special meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement, the Schedule 13e-3 or any other document that the Company may file with the SEC or send to its stockholders in connection with the proposed transaction. The materials to be filed by the Company will be made available to the Company’s investors and stockholders at no expense to them and copies may be obtained free of charge on the Company’s website at www.battalionoil.com. In addition, all of those materials will be available at no charge on the SEC’s website at www.sec.gov. Investors and stockholders of the Company are urged to read the proxy statement, the Schedule 13e-3 and the other relevant materials when they become available before making any voting or investment decision with respect to the proposed transaction because they contain important information about the Company and the proposed transaction.

The Company and its directors, executive officers, other members of its management and employees may be deemed to be participants in the solicitation of proxies of the Company stockholders in connection with the proposed transaction under SEC rules. Investors and stockholders may obtain more detailed information regarding the names, affiliations and interests of the Company’s executive officers and directors in the solicitation by reading the Company’s Annual Report on Form 10-K, as amended on Form 10-K/A, for the fiscal year ended December 31, 2022, and the proxy statement, the Schedule 13e-3 and other relevant materials that will be filed with the SEC in connection with the proposed transaction when they become available. Information concerning the interests of the Company’s participants in the solicitation, which may, in some cases, be different than those of the Company’s stockholders generally, will be set forth in the proxy statement relating to the proposed transaction and the Schedule 13e-3 when they become available.

Forward-Looking Statements

All statements and assumptions in this communication that do not directly and exclusively relate to historical facts could be deemed “forward-looking statements.” Forward-looking statements are often identified by the use of words such as “anticipates,” “believes,” “estimates,” “expects,” “may,” “could,” “should,” “forecast,” “goal,” “intends,” “objective,” “plans,” “projects,” “strategy,” “target” and “will” and similar words and terms or variations of such. These statements represent current intentions, expectations, beliefs or projections, and no assurance can be given that the results described in such statements will be achieved. Forward-looking statements include, among other things, statements about the potential benefits of the proposed transaction; the prospective performance and outlook of the Company’s business, performance and opportunities; the ability of the parties to complete the proposed transaction and the expected timing of completion of the proposed transaction; as well as any assumptions underlying any of the foregoing. Such statements are subject to numerous assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those described in such statements, many of which are outside of the Company’s control. Important factors that could cause actual results to differ materially from those described in forward-looking statements include, but are not limited to, (i) the risk that the proposed transaction may not be completed in a timely manner or at all; (ii) the failure to receive, on a timely basis or otherwise, the required approvals of the proposed transaction by the Company’s stockholders; (iii) the possibility that any or all of the various conditions to the consummation of the proposed transaction may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (iv) the possibility that competing offers or acquisition proposals for the Company will be made; (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the definitive transaction agreement relating to the proposed transaction, including in circumstances, which would require the Company to pay a termination fee; (vi) the effect of the announcement or pendency of the proposed transaction on the Company’s ability to attract, motivate or retain key executives and employees, its ability to maintain relationships with its customers, suppliers and other business counterparties, or its operating results and business generally; (vii) risks related to the proposed transaction diverting management’s attention from the Company’s ongoing business operations; (viii) the amount of costs, fees and expenses related to the proposed transaction; (ix) the risk that the Company’s stock price may decline significantly if the Merger is not consummated; (x) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay; and (xi) other factors as set forth from time to time in the Company’s filings with the SEC, including its Annual Report on Form 10-K, as amended, for the fiscal year ended December 31, 2022, as may be updated or supplemented by any subsequent Quarterly Reports on Form 10-Q or other filings with the SEC. Readers are cautioned not to place undue reliance on such statements which speak only as of the date they are made. The Company does not undertake any obligation to update or release any revisions to any forward-looking statement or to report any events or circumstances after the date of this communication or to reflect the occurrence of unanticipated events except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description

3.1	Certificate of Designations of Series A-3 Redeemable Convertible Preferred Stock dated effective March 27, 2024.
10.1

Third Amendment to Amended and Restated Senior Secured Credit Agreement dated as of March 28, 2024, by and among Halcón Holdings, LLC, as borrower, Macquarie Bank Limited, as administrative agent and the lenders party hereto, the guarantors party hereto and Battalion Oil Corporation, as holdings.

10.2	Purchase Agreement (Series A-3 Preferred Stock), dated March 27, 2024, by and among Battalion Oil Corporation and each of the purchasers set forth on Schedule A thereto.
10.3	Fourth Amendment to Registration Rights Agreement dated March 27, 2024, by and among Battalion Oil Corporation and each of the other parties thereto, as investors.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BATTALION OIL CORPORATION

March 28, 2024	By:	/s/ Matthew B. Steele
	Name:	Matthew B. Steele
	Title:	Chief Executive Officer

7